UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2009

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SOTECH, INC.

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(Exact name of Registrant as specified in charter)

Georgia	333-130649	20-0230416
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

136 East Genessee Street, Syracuse, New York		13202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (315) 451-9601

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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TABLE OF CONTENTS

Item No.	Description of Item	Page No.

Item 2.01	Completion of Acquisition or Disposition of Assets	2
Item 5.06	Change in Shell Company Status	13
Item 9.01	Financial Statements and Exhibits	13

CAUTIONARY NOTE REGARDING PREDICTIVE STATEMENTS

Our disclosure and analysis in this Report contains statements that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions. Although we believe these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties, and therefore, we can give no assurance that such projections will be achieved.

Investors are cautioned that our statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed.

As for the statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these statements. These statements also represent our estimates and assumptions only as of the date they were made and we expressly disclaim any duty to provide updates to them or the estimates and assumptions associated with them after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

We undertake no obligation to publicly update any predictive statement in this Current Report, whether as a result of new information, future events or otherwise.  You are advised, however, to consult any additional disclosures we make in our Form 10-K, Form 10-Q and Form 8-K reports filed with the SEC.

Explanatory Note

This Current Report on Form 8-K is being filed by SoTech, Inc. ("we", "us", "our" or the "Company") in connection with a transaction in which we acquired the assets of NB Telecom, Inc. (“NBT”) and became an operating  company.

Item 2.01  Completion of Acquisition or Disposition of Assets

ACQUISITION TRANSACTION

On January 7, 2009, we acquired the assets and operating business of NB Telecom, Inc. in exchange for our assumption of certain debts and liabilities of NBT (the "Acquisition Transaction"). As a result of this transaction, the Company has ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act. See Item 5.06 of this Current Report.

BUSINESS

Our History

SoTech, Inc. was incorporated under the laws of the State of Georgia on September 8, 2003. Prior to the Acquisition Transaction, the Company's business was the pursuit of an operating business in order to effect a business combination. This goal was fulfilled with the acquisition of the assets of NB Telecom, Inc. through the Acquisition Transaction effective on January 7, 2009.

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SMART PAYPHONE TECHNOLOGY

The assets and operating business of NB Telecom, Inc. which were acquired in the Acquisition Transaction consist primarily of pay phones located in Pennsylvania. The payphones acquired by the Company utilize "smart" technology that provides oral calling instructions, detects and counts coins deposited during each call, informs the caller at certain intervals of the time remaining on each call, identifies the need for and the amount of an additional deposit in order to continue the call, and provides other functions associated with the completion of calls. Through the use of programmable memory chips, the payphones can also be programmed and reprogrammed from a remote location to update rate information or to direct different types of calls to particular carriers. These payphones can also distinguish coins by size and weight, report to a central host computer the total amount of coins in the coin box, perform self-diagnosis and automatically report problems to a pre-programmed service number.

CUSTOMER SERVICE

The technology will enable us to (i) respond quickly to equipment malfunctions and (ii) maintain accurate records of payphone activity, which can be verified by customers. We will strive to minimize “downtime” on our payphones by identifying service problems as quickly as possible. We will employ both advanced telecommunications technology and trained field technicians in order to provide superior customer service. Records generated through the technology also allows for more timely and accurate payment of commissions to those business owners that install our phones in their business locations (“Location Owners”).

COIN CALLS

The payphones generate coin revenues primarily from local calls. Historically, the maximum rate that could be charged for local calls was set by state regulatory authorities and in most cases was $0.25. We will charge $0.35, and $0.50 for each of our calls. These rates were determined as a result of the deregulation of payphone prices by the Federal Communications Commission.

Long distance carriers that have contracted to provide transmission services to our payphones typically carry long distance coin calls. We pay a charge to the long-distance carrier each time the carrier transports a long-distance call for which we receive coin revenue from an end user.

NON-COIN CALLS

We also receive revenue from non-coin calls made from our payphones. Traditional non-coin calls include credit card, calling card, prepaid calling card, collect and third party billed calls, where the caller dials “0” plus the number or simply dials “0” for an operator. The services needed to complete a non-coin call include providing an automated or live operator to answer the call, verifying billing information, validating calling cards and credit cards, routing and transmitting the call to its destination, monitoring the call's duration and determining the charge for the call, and billing and collecting the applicable charge. We have contracted with operator service providers to handle these calls and perform all associated functions, while paying a commission on the revenues generated.

REGULATIONS AND DIAL-AROUND COMPENSATION

Where a customer of a payphone uses the payphone to dial a long distance call through the use of an access code, or through the use of an 800 number, such calls are considered "dial around calls" and the Federal Communications Commission ("FCC") has implemented rules to compensate payphone service providers ("PSP") for the use of the phones for such calls. Under the current rules, we will receive $.49 per dial around call. These fees have changed frequently in the past, and they are subject to further changes in the future.

CUSTOMERS, SALES AND MARKETING

Our payphones are located in public locations, which are owned by third party "Location Owners". The Location Owners with whom we have contracts are a diverse group of small and medium sized businesses, whose customers need payphone

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access. The majority of our payphones are located at convenience stores, truck stops, service stations, grocery stores, colleges and hospitals.

Before we install a payphone, we will search for, and utilize historical revenue information about each payphone location. In locations where historical revenue information is not available, we will rely on our site survey to examine geographic factors, population density, traffic patterns and other factors in determining whether to install a payphone. We recognize, however, that recent changes in payphone traffic volumes and usage patterns being experienced on an industry-wide basis warrant a continued assessment of the location and deployment of our payphones. Generally, we pay the phone line owners approximately $40 per month per phone line.

SERVICE AND EQUIPMENT SUPPLIERS

Our primary suppliers provide payphone components, local line access, long-distance transmission and operator services. To promote acceptance by end users, our payphones are designed to be similar in appearance and operation to payphones owned by the Local Exchange Carrier ("LEC"). A LEC is a local phone company, which can be either a call operating company or an integrated company which traditionally had the exclusive franchise rights and responsibilities to provide local transmission and switching services.

We will purchase circuit boards from various manufacturers for repair and installation of our payphones. We have obtained local line access from various LECs, including Verizon, North Pittsburgh Telephone Co. and various other incumbent and competitive suppliers of local line access. Generally, we are charged approximately $40 per month per payphone, on the average, for local line access. New sources of local line access are expected to emerge as competition continues to develop in local service markets. Long-distance services are provided by various long-distance and operator service providers, including AT&T, Qwest, and others.

We expect the basic availability of such products and services to continue in the future; however, the continuing availability of alternative sources cannot be assured. Although we are not aware of any current circumstances that would require us to seek alternative suppliers for any material portion of the products or services used in the operation of our business, transition from our existing suppliers, if necessary, could have a disruptive effect on our operations and could give rise to unforeseen delays and/or expenses.

TECHNOLOGY

The payphone equipment we own makes use of microprocessors to provide voice prompted calling instructions, detect and count coin deposits during each call, inform the caller at certain intervals of the time remaining on each call, identify the need for and the amount of an additional deposit and other functions associated with completion of calls. Through the use of memory chips, our payphones can also be programmed and reprogrammed from a central computer to update rate information or to direct different kinds of calls to particular carriers.

Our payphones can distinguish coins by size and weight, report to a remote location the total coins in the coin box, perform self-diagnostics, automatically report problems to a pre-programmed service number, and immediately report attempts at vandalism or theft. Many of our payphones operate on power available from the telephone lines, thereby avoiding the need for and reliance upon an additional power source at the installation location.

We will provide all technical support required to operate the payphones, such as computers and software. Our assembly and repair support provides materials, equipment, spare parts and accessories to maintain our payphones.

COMPETITION

We will compete for payphone locations directly with RBOCs, LECs and other IPPs. We also compete, indirectly, with long-distance companies, which can offer Location Owners commissions on long-distance calls made from LEC-owned payphones. We will compete with LECs and long-distance companies who may have substantially greater financial, marketing and other resources. However, we believe that our principal competition is from providers of wireless communications services for both local and long distance traffic.

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We believe that the competitive factors among payphone providers are (1) the commission payments to a Location Owner, (2) the quality of service and the availability of specialized services provided to a Location Owner and payphone users, and (3) responsiveness to customer service needs. We will strive to be competitive in each of these areas.

Additionally, a number of domestic IPPs continue to experience financial difficulties from various competitive and regulatory factors impacting the pay telephone industry generally, which may impair their ability to compete prospectively. We believe that these circumstances create an opportunity for us to obtain new location agreements and reduced site commissions going forward, however, this may not occur. There are no guarantees that we will be able to obtain new location agreements that are advantageous to us. Also, in view of this competitive environment, we will seek opportunities to maximize shareholder value through acquisitions, and mergers with other companies and businesses that present attractive opportunities for us.

OUR EMPLOYEES

Our President, William D. Harper, is our only full time employee. In addition, we also hire advisers and temporary employees on an as needed basis. We may, from time to time, supplement our regular work force as necessary with temporary and contract personnel. We have no part-time employees at this time.  None of our employees are represented by a labor union. We believe we have a good relationship with our employees.

DESCRIPTION OF PROPERTIES.

We utilize the office of our President on a rent free basis, and therefore we have no lease. Our tangible property consists of office equipment, inventory and supplies for repairing and replacing our payphones that are in service. This property is located in Saxonburg, Pennsylvania.

LEGAL PROCEEDINGS

We know of no material, active, pending or threatened proceeding against us, nor are we involved as a plaintiff in any material proceeding or pending litigation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Overview

We were organized under the laws of the State of Georgia, on September 8, 2003. We were initially a blank check company whose business was to seek out and acquire or combine with an operating company or operating business. On January 7, 2009 we acquired the assets and operating business of NB Telecom, Inc., in consideration for assuming certain debts of NB Telecom, Inc.

Critical Accounting Policies and Estimates

We have disclosed in notes to our financial statements those accounting policies that we consider to be significant in determining our results of operations and our financial position, which are incorporated by reference herein. We believe that the following reflect the more critical accounting policies that currently affect our financial condition and results of operations.

Cash and Cash Equivalent

Cash and Cash Equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less.

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Use of estimates

In preparing the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.

Revenue Recognition

The Company's revenue-earning activities will involve coin operated telephone calls and dial around compensation. Revenue is recognized and considered realized and earned at the time of the sales transaction when the call is made or the dial around compensation is received.

Comprehensive Income (Loss)

The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards. (SFAS) No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the financial statements.

Net Loss per Common Share-Statement

Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the period presented. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash, accounts receivable and payables approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable

Accounts deemed uncollectible are written off in the year they become uncollectible.

Impairment of Long-Lived Assets

The Company evaluates the recoverability of its property and equipment, and other assets in accordance with Statements of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. This Statement supersedes FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. However, this Statement retains the fundamental provisions of Statement 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of by sale.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 1, 2009, by (i) each person who is known by us to own beneficially more than 5% of our outstanding common stock; (ii) each of our officers and directors; and (iii) all of our directors and officers as a group.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percentage Ownership of Common stock(1)

William D. Harper 10031 Carousel Center Syracuse, New York 13290	300,000	2.8

Stephanie Passalaqua 8744 River Side House Path Brewerton, New York 13029	300,000	2.8

Probst Capital, LLC 115 Perimeter Center Place Suite 170 Atlanta, Georgia 30346	3,000,000(2)	28.0

Joan Fortman 8716 Windsor Ridge Drive Charlotte, North Carolina 28277	2,850,000	26.6

Cobalt Blue, LLC	2,600,000(3)	24.3

All Officers and Directors as a Group (2 persons)	600,000	5.6
(1)

Applicable percentage ownership is based on 10,720,000 shares outstanding as of January 1, 2009. There are no options, warrants, rights, conversion privilege or similar right to acquire the common stock of the Company outstanding as of January 1, 2009.

(2)

Probst Capital, LLC is a Georgia limited liability company that is beneficially-owned by Richard W. Jones, a partner with the law firm of Jones & Haley, P.C., which serves as counsel to the Company.

(3)

Cobalt Blue, LLC is a New York limited liability company that is beneficially-owned by Mary Passalaqua, a resident of Liverpool, New York.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company does not currently have any equity compensation plans and no warrants, options or rights have been issued pursuant to such a plan.

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DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS

AND CONTROL PERSONS

The following table sets forth certain information regarding the Company's directors and executive officers as of January 1, 2009:

MANAGEMENT

NAME	AGE	POSITION
William D. Harper	48	President/Director
Stephanie Passalaqua	29	Secretary/Director/Chief Financial Officer/Treasurer

BIOGRAPHIES

William D. Harper is the President and a director of the Company and he has held this position since May, 2005. Mr. Harper also currently serves as a business development manager for Centrix Financial, LLC, a Denver, Colorado-based automotive indirect lender. Mr. Harper has held this position since February, 2005. From January, 2003 to May, 2005, Mr. Harper was a business development manager for First Niagara Bank located in Lockport, New York. From January, 2002 to January, 2003, Mr. Harper was regional sales manager for Household Automotive Finance located in San Diego, California. In 1982 Mr. Harper received a Bachelor of Science degree in accounting from Lemoyne College in Syracuse, New York.

Stephanie Passalaqua is a director of the Company and she has held that position since May, 2005. Ms. Passalaqua was elected as a director in March, 2005 and her term ends when her successor is elected. In May, 2004 Ms. Passalaqua received an associate degree in applied science from Onondega Community College, located in Onondega, New York.

(b) Significant Employees.

As of the date hereof, the Company has no significant employees.

(c) Family Relationships.

None.

(d) Involvement in Certain Legal Proceedings.

None.

Code of Ethics

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, because our stock is not trading and we are not a member of any exchange that would require such a code.

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Nominating Committee

We have not adopted any procedures by which security holders may recommend nominees to our Board of Directors.

Audit Committee

Our Board of Directors acts as our audit committee. We do not have a qualified financial expert at this time, because we believe that we have inadequate financial resources at this time to hire such an expert.

Director Independence

The Company is not quoted on a national securities exchange, and therefore it is not subject to any director independence requirements. None of the Company’s present directors qualify as an independent director pursuant to Rule 10A-3 promulgated under the Exchange Act due to their affiliation with the Company as employees or officers.

Directors

All of our directors hold office until the next annual meeting of the shareholders of the Company, or until their successors have been qualified after being elected or appointed.  Officers serve at the discretion of the board of directors.

Executive Compensation

The following is a summary of the compensation we paid to our President and executive officers for the year ended December 31, 2008. No executive officer has received any compensation during this time period.

ANNUAL COMPENSATION						LONG TERM COMPENSATION

						Awards		Payouts
Name	Position	Period Ended	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards $	Securities Underlying Options/ SARS	LTIP Payouts	All Other Compensation
William D. Harper	President	12/31/2008	0	0	0	0	0	0	0

Stephanie Passalaqua	Secretary	12/31/2008	0	0	0	0	0	0	0

Indemnification of Our Directors and Officers

We are organized under the laws of the State of Georgia and governed by the Georgia Business Code as in effect or hereafter amended ("Corporation Code"). Our articles of incorporation eliminate the personal liability of the directors to the fullest extent provided by the Corporation Code. We believe these provisions are necessary to attract and retain qualified persons as directors and officers.

Section 14-2-830 of the Georgia Corporation Code provides that a director is not liable to a corporation or its shareholders for any action taken as a director, or any failure to take any action as a director, if such action as a director is taken in a manner he believes in good faith to be in the best interest of the Corporation, and such action is taken with the care an ordinarily prudent person in a like position would exercise under similar circumstances.

Section 14-2-832 of the Corporation Code provides that a director may be liable for unlawful distributions from the Company.

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Our Bylaws include a provision under which we are obligated to indemnify our directors and officers to the fullest extent permitted under the Corporation Code. If a request for indemnification is made by a director, the board of directors shall determine whether indemnification is appropriate in accordance with Section 14-2-851 of the Corporation Code.

Section 14-2-851 of the Corporation Code also provides that a corporation may indemnify a director if: (i) such individual conducted himself or herself in good faith; (ii) such individual believes: (a) in the case of conduct in his or her physical capacity, that such contact was in the best interest of the Corporation; (b) and all other cases that such conduct was at least not opposed to the best interest of the Corporation; and (c) in the case of any criminal proceeding, that the individual had no reasonable cause to believe such conduct was unlawful.

Section 14-2-851 of the Corporation Code also provides that the Corporation may not indemnify a director: (1) in connection with the proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with a proceeding if it is determined that the director has met the relevant standards of conduct under Code Section 14-2-851; or (2) in connection with any proceeding with respect to conduct for which he or she was judged liable on the basis that personal benefit was improperly received by him or her, whether or not involving action in his or her official capacity.

Section 14-2-852 of the Corporation Code requires mandatory indemnification by the Company where a director is successful on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director of the Corporation against reasonable expenses incurred by the director in connection with the proceeding. The Company may, in advance of final disposition of an action or suit, prepay expenses incurred in defense of such proceeding in accordance with the provisions of Section 14-2-853 of the Corporation Code.

At this time, we do not have directors or officers liability insurance.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions or otherwise, we have been advised that in the opinion of the United States Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is therefore unenforceable. In the event that a claim for indemnification against such liability (other than the payment by us of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the security being registered hereunder, we will unless an opinion of its counsel has been settled by a controlling precedent, submit to a court of appropriate jurisdiction a question of whether such indemnification by it is against public policies as expressed in the Securities Act of 1933 and will be governed by the final adjudication of the issue.

MARKET FOR OUR COMMON STOCK

There is currently no market for our common stock, and the Company's common stock is not trading on any exchange. The Company is not aware of any market activity in its stock since its inception through the date of this filing.

Penny Stock Regulations

The SEC has adopted regulations, which generally define "penny stock" to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and must receive the purchaser's prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions involving a penny stock, the rules require the delivery, prior to

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the transaction, of a risk disclosure document mandated by the Securities and Exchange Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the "penny stock" rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell our common stock in the secondary market in the event a market in the stock develops in the future.

Common Stock

We are authorized to issue 100,000,000 shares of common stock with a par value of $.0001 per share. On January 1, 2009, 10,720,000 shares of our common stock were issued and outstanding. Each outstanding share of common stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by the owners thereof at meetings of the stockholders.

Our shareholders have no pre-emptive rights to acquire additional shares of common stock. The common stock is not subject to redemption or any sinking fund provision, and it carries no subscription or conversion rights. In the event of our liquidation, the holders of the common stock will be entitled to share equally in the corporate assets after satisfaction of all liabilities.

The description contained in this section does not purport to be complete. Reference is made to our certificate of incorporation and bylaws, which are available for inspection upon proper notice at our offices, as well as to the Georgia Corporation Code for a more complete description covering the rights and liabilities of shareholders.

Holders of our common stock

(i)

have equal ratable rights to dividends from funds legally available therefore, if declared by our Board of Directors,

(ii)

are entitled to share ratably in all our assets available for distribution to holders of common stock upon our liquidation, dissolution or winding up;

(iii)

do not have preemptive, subscription or conversion rights or redemption or sinking fund provisions; and

(iv)

are entitled to one non-cumulative vote per share on all matters on which stockholders may vote at all meetings of our stockholders.

The holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of outstanding shares voting for the election of directors can elect all of our directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

Dividends

Our board of directors has not declared a dividend on our common stock since our inception and we do not anticipate paying dividends in the near future, as we intend to reinvest our earnings, if any, to improve and increase our operations.

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Shares Eligible For Future Sale

There has been no public market for our common stock and we cannot assure you that a significant public market for our common stock will be developed or be sustained in the future. Sales of substantial amounts of common stock in the public market, or the possibility of substantial sales occurring, could adversely affect prevailing market prices for our common stock or our future ability to raise capital through an offering of equity securities.

We have not issued any options or warrants to purchase, or securities convertible into, our common stock.

Preferred Stock

Our Board of Directors is authorized under our Articles of Incorporation to provide for the issuance of shares of preferred stock, by resolution or resolutions for the issuance of such stock, and, by filing an amendment to the Articles of Incorporation under Georgia law, to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued are likely to have priority over our common stock with respect to dividend or liquidation rights. The authority of the Board of Directors with respect to the Preferred Stock shall include, but not be limited to, setting or changing the following:

1.

the annual dividend rate, if any, on shares of Preferred Stock, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

2.

whether the shares of Preferred Stock shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

3.

the obligation, if any, of the Company to redeem shares of Preferred Stock pursuant to a sinking fund;

4.

whether shares of Preferred Stock shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

5.

whether the shares of Preferred Stock shall have voting rights, and, if so, the extent of such voting rights;

6.

the rights of the shares of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

7.

any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to the Preferred Stock.

The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our stockholders, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized preferred stock, unless otherwise required by law.

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WHERE YOU CAN FIND MORE INFORMATION

We have filed with the Securities and Exchange Commission (the "SEC") reports, statements and other information as required under the Securities Exchange Act of 1934. These reports, statements and other information may be read and copied at the SEC's Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room at 1-800-SEC-0330.

The SEC maintains a web site (HTTP://WWW.SEC.GOV.) that contains the registration statements, reports, proxy and information statements and other information regarding registrants, like us, that file electronically with the SEC. You may access our SEC filings electronically at this SEC website. These SEC filings are also available to the public from commercial document retrieval services.

Item. 5.06  Change in Shell Company Status

As a result of our acquisition of the assets of NB Telecom, Inc., as described in Item 2.01 above, which description is in its entirety incorporated by reference in this Item 5.06 of this Current Report, we ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements for NB Telecom, Inc. for the periods ending December 31, 2007 and 2006 (Audited).

(b)	Financial statements for NB Telecom, Inc. for the interim period ending September 30, 2008 (Unaudited).

(c)	Financial statements for SoTech, Inc. for the period ending December 31, 2007 (Audited).

(d)	Financial statements for SoTech, Inc. for the interim period ending September 30, 2008 (Unaudited).

(e)	Pro Forma financial information concerning the acquisition of the Assets of NB Telecom, Inc. by SoTech, Inc. for the period ending September 30, 2008 (Unaudited).

(f)	The following exhibits are filed with this Current Report:

Exhibit No.	Description of Exhibit

3.1	Articles of Incorporation *

3.2	Bylaws *

3.8	Specimen of Common Stock certificate *

4.1.	Assignment Agreement between NB Telecom, Inc. and SoTech, Inc. dated January 7, 2009.

21.1	List of Subsidiaries

____________________________________________________________________________________

*	Incorporated by reference to the Registrant's Form 10-SB filed on February 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2009

SOTECH, INC. (Registrant)

By: /s/ William D. Harper William D. Harper President

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FINANCIAL STATEMENTS

OF

SOTECH, INC.

and

NB TELECOM, INC.

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TABLE OF CONTENTS

NB Telecom, Inc.

For the Period Ending December 31, 2007

Report of Independent Registered Public Accountants

19

Balance Sheets

December 31, 2007 and December 31, 2006

20

Statements of Operations

For the years ended December 31, 2007 and 2006

21-22

Statement of Stockholders' Equity

For the years ended December 31, 2007 and 2006

23

Statements of Cash Flows

For years ended December 31, 2007 and 2006

24

Notes to Financial Statement

25-33

For the Period Ending September 30, 2008

Balance Sheets

September 30, 2008 (Unaudited) and December 31, 2007

35

Statements of Operations (Unaudited)

For the three months ended September 30, 2008 and 2007, and

For the nine months ended September 30, 2008 and 2007

36-37

Statements of Cash Flows (Unaudited)

For the nine months ended September 30, 2008 and 2007

38

Notes to Unaudited Financial Statements

39-47

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SoTech, Inc.

Page

For the Period Ending December 31, 2007

Report of Independent Registered Public Accountants

49

Balance Sheets

December 31, 2007 and December 31, 2006

50

Statements of Operations

For the years ended December 31, 2007 and 2006, and the cumulative period from September 8, 2003 (inception) to December 31, 2007

51

Statement of Stockholders' Equity

Since September 8, 2003 (inception) to December 31, 2007

52

Statements of Cash Flows

For years ended December 31, 2007 and 2006, and the cumulative period from September 8, 2003 (inception) to December 31, 2007

53

Notes to Financial Statement

54-61

For the Period Ending September 30, 2008

Balance Sheets

September 30, 2008 (Unaudited) and December 31, 2007

63

Statement of Operations (Unaudited)

For the three months ended September 30, 2008 and 2007,

For the nine months ended September 30, 2008 and 2007, and

For the cumulative period since September 8, 2003 (inception)

64

Statement of Cash Flows (Unaudited)

For the nine months ended September 30, 2008 and 2007, and

For the cumulative period from September 8, 2003 (inception)

65

Notes to Financial Statements

66-72

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Pro Forma Financial Statements Combining NB Telecom, Inc. and SoTech, Inc. for the period ending September 30, 2008

Unaudited Proforma Condensed Combined Balance Sheet September 30, 2008

75

Unaudited Proforma Condensed Combined Statement of Operations

for the year ending December 31, 2007

76

Unaudited Proforma Condensed Combined Statement of Operations

for the nine Months ended September 30, 2008

77

Notes to Unaudited Proforma Condensed Combined Financial Statements

78

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NB TELECOM, INC.

-:-

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ REPORT

DECEMBER 31, 2007

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ROBISON, HILL & CO.	Certified Public Accountants
A PROFESSIONAL CORPORATION
BRENT M. DAVIES, CPA
DAVID O. SEAL, CPA
W. DALE WESTENSKOW, CPA
BARRY D. LOVELESS, CPA
STEPHEN M. HALLEY, CPA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

NB Telecom, Inc.

We have audited the accompanying balance sheets of NB Telecom, Inc  as of December 31, 2007, and 2006, and the related statements of operations, and cash flows for the years ended December 31, 2007, and 2006, and the statement of stockholder’s equity since for the years ended December 31, 2007 and.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NB Telecom, Inc as of December 31, 2007, and 2006 and the results of its operations and its cash flows for the years ended December 31, 2007, and 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred net losses of approximately $760,000, has a liquidity problem, which raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

  \s\ Robison, Hill & Co.

Certified Public Accountants

Salt Lake City, Utah

April 15, 2008

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NB TELECOM, INC.
BALANCE SHEETS

	December 31,
	2007	2006
CURRENT ASSETS
Cash	$-	$-
Commissions and Sales Receivable, Net	6,820	1,223
Inventory	324	-
Prepaid Expenses and Other Current Assets	30	300

TOTAL CURRENT ASSETS	7,174	1,523

FIXED ASSETS
Telephone and Office Equipment	202,652	213,244
Vehicle	11,634	11,634
	214,286	224,878
Less: Accumulated Depreciation	(214,286)	(215,535)

Net Fixed Assets	-	9,343

TOTAL ASSETS	$7,174	$10,866

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	$183,763	$136,342
Accrued Expenses	1,186	255
Bank Overdraft	1,433	1,352
Related Party Payable	-	144,203
Notes Payable Related Party	74,080	21,724

TOTAL CURRENT LIABILITIES	260,462	303,876

TOTAL LIABILITIES	260,462	303,876

STOCKHOLDERS' EQUITY
Common Stock, .0001 par value 100,000,000 shares authorized,
49,632,222 shares issued and outstanding at December 31, 2007 and 2006	4,963	4,963
Additional Paid in Capital	501,474	351,431
Retained Earnings	(759,725)	(649,404)

TOTAL STOCKHOLDERS' EQUITY	(253,288)	(293,010)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,174	$10,866

The accompanying notes are an integral part of these financial statements.

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NB TELECOM, INC.
STATEMENT OF OPERATIONS

	For the Twelve
	Months Ended
	December 31,
	2007	2006
SALES
Commissions	$6,591	$5,350
Coin Collections	7,916	9,217
Dial Around	19,808	11,719
Service and Repair Sales	36,976	36,828
Total Sales	71,291	63,114

COST OF SALES
Telecommunications Costs	54,228	62,498
Repairs and Service Supplies	-	551
Depreciation	9,342	33,014
Total Cost of Sales	63,570	96,063

Gross Profit	7,721	(32,949)

(Continued)

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NB TELECOM, INC.
STATEMENT OF OPERATIONS
(Continued)

	For the Twelve
	Months Ended
	December 31,
	2007	2006
OPERATING EXPENSES
Director Compensation	$300	$-
Insurance	-	4,343
Licenses	100	100
Office Expense	5,691	3,485
Payroll Wages and Taxes	25,542	39,530
Professional Fees	62,753	56,222
Rent	983	32,505
Telephone	-	6,242
Travel and Entertainment	232	-
Vehicle Expenses	2,283	4,590
Total Operating Expenses	97,884	147,017

Total Operating Loss	(90,163)	(179,966)

OTHER INCOME (EXPENSE)
Gain (Loss) on Sale of Equipment	6,160	-
Bad Debt Expense	(2,398)	-
Interest Expense	(23,185)	(2,983)
Total Other Income (Expense)	(19,423)	(2,983)

Net Loss Before Taxes	(109,586)	(182,949)

Federal Tax	(735)	(175)

NET LOSS	$(110,321)	$(183,124)

Net Loss per Common Share	$(0.00)	$(0.00)

Weighted Common Shares Outstanding	49,632,222	49,632,222

The accompanying notes are an integral part of these financial statements.

{A0054457.DOC}

NB TELECOM, INC.
STATEMENT OF STOCKHOLDERS' EQUITY

	Common Stock		Additional Paid	Retained
	Shares	Amount	In Capital	Earnings

Balance as of January 1, 2005	49,632,222	$4,963	$351,431	$(376,780)
Net Loss	-	-	-	(89,500)

Balance as of December 31, 2005	49,632,222	4,963	351,431	(466,280)
Net Loss	-	-	-	(183,124)

Balance as of December 31, 2006	49,632,222	4,963	351,431	(649,404)
Contributed Capital			150,043	-
Net Loss	-	-	-	(110,321)

Balance at December 31, 2007	49,632,222	4,963	501,474	$(759,725)

The accompanying notes are an integral part of these financial statements.

{A0054457.DOC}

NB TELECOM, INC.
STATEMENT OF CASH FLOWS

	For the Years Ended
	December 31,
	2007	2006

Cash Flows From Operating Activities:
Net Loss	$(110,321)	$(183,124)
Adjustments to reconcile net loss to net
cash provided by (used in) operating activities:
Depreciation Expense	9,342	33,014
Bad Debt Expense	2,398	-
(Gain) Loss on Sale of Equipment	(6,160)	-
(Increase) Decrease in Commission and Sales Receivables	(7,995)	12,941
(Increase) Decrease in Inventory	(324)	1,251
(Increase) Decrease in Prepaid and Other Current Assets	270	(270)
Increase (Decrease) in Accounts Payable	47,421	70,268
Increase (Decrease) in Accrued Expenses	931	256
Increase (Decrease) in Related Party Payable	5,841	50,406

Net cash used in operating activities	(58,597)	(15,258)

Cash Flows From Investing Activities:
Proceeds from Sale of Equipment	6,160	-

Net cash provided by investing activities	6,160	-

Cash Flows From Financing Activities:
Proceeds from (Payments on) Bank Overdraft	82	1,352
Contribution of Additional Paid in Capital	-
Proceeds from Related Party Notes	52,356	11,615

Net cash provided by financing activities	52,438	12,967

Net Increase (Decrease) in cash	1	(2,291)

Cash - Beginning of Period	-	2,291

Cash - End of Period	$1	$-

Supplemental Disclosures of Cash Flow Information:
Cash Paid During The Year For:
Interest	$(23,185)	$(2,983)
Income Taxes	$(735)	$(175)

Supplemental Disclosure of Non-Cash Investing and Financing Activities
Debt converted to paid in capital	$150,043	$-

The accompanying notes are an integral part of these financial statements.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.  Nature of Business and Summary of Significant Accounting Policies

Organization

NB Telecom, Inc. (the “Company”) was originally incorporated as NB Payphones Ltd. under the laws of the state of Pennsylvania on November 16, 1999. On December 27, 2005 we migrated our state of organization to the state of Nevada and effective March 23, 2006, our name changed to NB Telecom, Inc.

Nature of Business

NB Telecom, Inc. is currently a provider of both privately owned and company owned payphones (COCOT’s) and stations in Pennsylvania. The Company receives revenues from the collection of the payphone coinage, a portion of usage of service from each payphone and a percentage of long distance calls placed from each payphone from the telecommunications service providers. In addition, the Company also receives revenues from the service and repair of privately owned payphones, sales of payphone units and the sales of prepaid phone cards.

Nature of Operations and Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplates the Company as a going concern.  However, the Company has a retained deficit of approximately $760,000.  The company has a current ratio of .028 for the period ended December 31, 2007, and has a deficit in stockholders’ equity.   The Company’s ability to continue as a going concern is dependent upon obtaining the additional capital as well as additional revenue to be successful in its planned activity.  The Company is actively pursuing alternative financing and has had discussions with various third parties, although no firm commitments have been obtained.  In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.  Management believes that actions presently being taken to revise the Company’s operating and financial requirements provide them with the opportunity to continue as a going concern.

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a “going concern”.  While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the “going concern” assumption used in preparing these financial statements, there can be no assurance that these actions will be successful.

If the Company were unable to continue as a “going concern”, then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses, and the balance sheet classifications used.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.  Nature of Business and Summary of Significant Accounting Policies (Continued)

Summary of Significant Accounting Policies

This summary of accounting policies for NB Telecom, Inc. is presented to assist in understanding the Company's financial statements.  The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Management Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk

The Company’s payphones are located primarily in Pennsylvania and usage of those phones may be affected by economic conditions in those areas.  The company has experienced about a 30% drop in revenue’s, due to increased competition from other payphone providers and increase usage of wireless communications.

The Company maintains cash balances with a financial institution insured by the Federal Deposit Insurance Corporation up to $100,000. There are no uninsured balances at December 31, 2007 and 2006.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents for purposes of classification in the balance sheets and statement of cash flows. Cash and Cash equivalents consists of cash in bank (checking) accounts.

Allowance for Doubtful Accounts

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when the determination is made. Bad debt expense was $2,398 for the year ended December 31, 2007.

Fixed Assets and Depreciation

Fixed assets are stated at cost. Depreciation is calculated on a straight-line basis over the useful lives of the related assets, which range from five to seven years.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.  Nature of Business and Summary of Significant Accounting Policies (Continued)

Summary of Significant Accounting Policies (Continued)

Financial Instruments

The Company’s financial assets and liabilities consist of cash, accounts receivable, inventory, and accounts payable. Except as otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values due to the sort-term maturities of these instruments.

Income Taxes

Income taxes are accounted for in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. Under SFAS No. 109, deferred income taxes are recognized using the asset and liability method by applying tax rates to cumulative temporary differences based on when and how they are expected to affect the tax return. Deferred tax assets and liabilities are adjusted for income tax rate changes.

Reclassification

Certain reclassifications have been made in the 2006 financial statements to conform to the December 31, 2007 presentation

Net (Loss) per Common Share

Net loss per common share has been calculated by taking the net loss for the current period and dividing by the weighted average shares outstanding at the end of the period.  There were no common equivalent shares outstanding at December 31, 2007 and 2006

Revenue Recognition

The Company derives its primary revenue from the sources described below, which includes dial around revenues, coin collections, and telephone equipment repairs and sales. Other revenues generated by the company include, phone card sales, and commissions.

Dial around revenues are generated from calls to gain access to a different long distance carrier than is already programmed into the phone. Revenues from dial around calls are recorded based upon estimates until the coin collection revenues are generated when callers deposit coins into the phones to make calls. Coin revenues are recorded in an amount equal to the coins collected.  Revenues on commissions, phone card sales, and telephone equipment repairs and sales are realized when the services are provided.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.  Nature of Business and Summary of Significant Accounting Policies (Continued)

Summary of Significant Accounting Policies (Continued)

Expense Allocation

The Company was part of a consolidated entity, USIP.Com, Inc until the effective date of the spin off of August 24, 2007. Expenses related to Insurance, Rent and Professional Fees were allocated proportionately to their business activities. The allocation was determined by the percentage of total expenses per each company to total expenses per the consolidated. Then the Insurance, Rent and Professional Fees were allocated to the companies based on this allocation percentage. The Company felt this was the best indication of operations done by the company. At the year ending December 31, 2006, the total expenses incurred by USIP.com was $88,415. NB Telecom recorded extra expenses per the allocation of $25,605 for the year ended December 31, 2006.  There was no allocation required during 2007.

Stock-Based Compensation

Effective January 1, 2006, the company adopted the provisions of SFAS No. 123 (R) requiring employee equity awards to be accounted for under the fair value method. Accordingly, share-based compensation is measured at grant date, based on the fair value of the award. Prior to June 1, 2006, the company accounted for awards granted to employees under its equity incentive plans under the intrinsic value method prescribed by Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and related interpretations, and provided the required pro forma disclosures prescribed by SFAS No. 123, “Accounting for Stock-Based Compensation” (SFAS No. 123), as amended. No stock options were granted to employees during the years ended December 31, 2006, and 2005 and accordingly, no compensation expense was recognized under APB No. 25 for the years ended December 31, 2007, and 2006. In addition, no compensation expense is recognized under provisions of SFAS No. 123 (R) with respect to employees as no stock options where granted to employees.

Under the modified prospective method of adoption for SFAS No. 123 (R), the compensation cost recognized by the company beginning on June 1, 2006 includes (a) compensation cost for all equity incentive awards granted prior to, but not vested as of June 1, 2006, based on the grant-dated fair value estimated in accordance with the original provisions of SFAS No. 123, and (b) compensation cost for all equity incentive awards granted subsequent to June 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No, 123 (R). The company uses the straight-line attribution method to recognize share-based compensation costs over the service period of the award. Upon exercise, cancellation, forfeiture, or expiration of stock options, or upon vesting or forfeiture of restricted stock units, deferred tax assets for options and restricted stock units with multiple vesting dates are eliminated for each vesting period on a first-in, first-out basis as if each vesting period was a separate award. To calculate the excess tax benefits available for use in offsetting future tax shortfalls as of the dated of implementation, the company followed the alternative transition method discussed in FASB Staff Position No. 123 (R)-3.  During the periods ended December 31, 2006 and 2005, no stock

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.  Nature of Business and Summary of Significant Accounting Policies (Continued)

Summary of Significant Accounting Policies (Continued)

Stock-Based Compensation (Continued)

options were granted to non-employees. Accordingly, no stock-based compensation expense was recognized for new stock option grants in the Statement of Operations and Comprehensive Loss at December 31, 2007 and 2006.

Recent Accounting Standards

In February 2007, the FASB issued SFAS no, 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”).  SFAS 159 provides companies with an option to report selected financials assets and liabilities at fair value.  The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently.  Generally accepted accounting principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings.  The FASB has indicated it believes that SFAS 159 helps to mitigate this type of accounting-induced volatility by enabling companies to report related assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting.  SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities.  SFAS 159 does not eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS 157 and SFA No. 107, “Disclosures about Fair Value of Financial Instruments.”  SFAS 159 is effective for the Company as of the beginning of fiscal year 2008.  The adoption of this pronouncement is not expected to have an impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued No. 160, “Noncontrolling Interests in Financial Statements, an amendment of ARB No. 51" (“SFAS 160").  SFAS 160 amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  This Statement is effective for fiscal years beginning on or after December 15, 2008.  Early adoption is not permitted. Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.  Nature of Business and Summary of Significant Accounting Policies (Continued)

Summary of Significant Accounting Policies (Continued)

Recent Accounting Standards (Continued)

In December 2007, the FASB issued No. 141(R),  “Business Combinations” (“SFAS 141(R)”.  SFAS 141(R) provides companies with principles and requirements on how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree as well as the recognition and measurement of goodwill acquired in a business combination. SFAS 141(R) also requires certain disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. Acquisition costs associated with the business combination will generally be expensed as incurred. SFAS 141(R) is effective for business combinations occurring in fiscal years beginning after December 15, 2008, which will require the Company to adopt these provisions for business combinations occurring in fiscal 2009 and thereafter. Early adoption of SFAS 141(R) is not permitted.  Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

In March 2008, the FASB issued No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133.  (“SFAS 161").  SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities and thereby improves the transparency of financial reporting.  This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption.  Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

Note 2.  Inventory

Inventory is valued at the lower of cost, determined on the first-in, first-out basis (FIFO), or market value. Inventory consists of the following:

	December 31, 2007	December 31, 2006
Parts and Accessories	$324	$0

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 3 – Uncertain Tax Provisions

Effective January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The adoption of the provisions of FIN 48 did not have a material impact on the company’s financial position and results of operations. At January 1, 2007, the company had no liability for unrecognized tax benefits and no accrual for the payment of related interest.

Interest costs related to unrecognized tax benefits are classified as “Interest expense, net” in the accompanying statements of operations. Penalties, if any, would be recognized as a component of “Selling, general and administrative expenses”. The Company recognized $0 of interest expense related to unrecognized tax benefits during 2007.  In many cases the company’s uncertain tax positions are related to tax years that remain subject to examination by relevant tax authorities.

With few exceptions, the company is generally no longer subject to U.S. federal, state, local or non-U.S. income tax examinations by tax authorities for years before 2004. The following describes the open tax years, by major tax jurisdiction, as of January 1, 2007:

United States (a)	2004– Present

(a) Includes federal as well as state or similar local jurisdictions, as applicable.

Note 4.  Commissions and Sales Receivable

Commissions and Sales Receivable consists of the following:

	December 31, 2007	December 31 2006
Commissions Receivable	$5,607	$-
Sales Receivable	1,213	1,223
	$$6,820	$1,223

Note 5.  Related Party Note

The Company has a note payable to Craig Burton, President of the Company.  This note is payable on demand and carries an interest of 10%.  The outstanding principal on the note was $5,000 as of December 31, 2007 and December 31, 2006.  The accrued interest was $1,153 and $570 as of December 31, 2007, December 31, 2006 respectively.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 5.	Related Party Note (Continued)

The Company has a note payable with a relative of Joseph Passalaqua, Secretary of the Company.  This note is due on demand and carries an interest of 10%. The outstanding principal on the note was $5,000 as of December 31, 2007 and December 31, 2006.  The accrued interest was $1,153 and $570 as of December 31, 2007, December 31, 2006, respectively.

The Company has a note payable with Joseph Passalaqua, Secretary of the Company.  This note has a due date of May 31, 2008 and carries an interest of 15%.  A new note payable was issued January 27, 2007 and carries interest of 10%.  Another new note was issued November 5, 2007 and carries interest of 10%. The outstanding principal on the notes was $57,200 and $10,000 as of December 31, 2007 and December 31, 2006, respectively.  The accrued interest was $4,574 and $584 as of December 31, 2007 and December 31, 2006, respectively.

Note 6.	Related Party Payable

As of December 31, 2006 the Company had payables due to USIP.Com, Inc., in the amount of $143,588. As of December 31, 2007 the outstanding balance was converted to paid in capital.

As of December 31, 2006 the Company had a payable due to Datone, Inc., in the amount of $615.  As of December 31, 2007, the outstanding balance was converted to paid in capital.

Note 7.	Commitments

As of December 31, 2007, all activities of the Company have been conducted by corporate officers from either their homes or business offices.  Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

Note 8.	Major Dial Around Compensation Providers (Commissions)

During 2007, the Company received approximately 95% of total dial around and zero-plus compensation (commissions) from two providers.  The loss of these providers would adversely impact the business of the Company.

Note 9.	Income Taxes

As of December 31, 2006, the Company had a net operating loss carry forward for income tax reporting purposes of approximately $397,997 that may be offset against future taxable income through 2025.  Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs.  Therefore, the amount available to offset future taxable income may be limited.  No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused.  Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 9.  Income Taxes (Continued)

	2007	2006
Net Operating Loss	135,319	183,124
Valuation Allowance	(135,319)	(183,124)
	-	-

The provision for income taxes differs from the amount computed using the federal US statutory income tax rate as follows:

	2007	2006
Provision (Benefit) at US Statutory Rate	(37,509)	(62,262)
Other Differences	(10,296)	(246)
Increase (Decrease) in Valuation Allowance	47,805	62,508
	-	-

The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and causes a change in management's judgment about the recoverability of deferred tax assets, the impact of the change on the valuation is reflected in current income.

Note 10.  Merger and Spinoff

On December 27, 2005 the Company signed an Agreement and Plan of Merger ("Agreement") with NB Telecom, Inc., ("Telecom") a newly formed Nevada corporation.  Under the terms of the proposed Merger the Company shall be merged into Telecom, with Telecom continuing as the surviving corporation.  The Merger became effective as of March 23, 2006. The SEC granted effectiveness for NB Telecom August 24, 2007.

The financial statements present only the accounts of NB Telecom, Inc. which was a wholly owned subsidiary of USIP.COM, Inc. until the spin off effective date of August 24. The spin-off is accounted for as a recapitalization of the Company, accordingly the financial statements are restated to reflect the 49,632,222 shares outstanding after the spin-off in all periods presented.

Note 11.  Common Stock Transactions

The spin off from USIP was effective August 24, 2007 which resulted in 49,632,222 shares being issued at $.0001 per share.  This change has been accounted for retro actively.

{A0054457.DOC}

NB TELECOM, INC.

-:-

FINANCIAL STATEMENTS

(Unaudited)

SEPTEMBER 30, 2008

{A0054457.DOC}

NB TELECOM, INC.
BALANCE SHEETS

	(Unaudited)
	September 30	December 31,
	2008	2007
CURRENT ASSETS
Cash	$ -	$ -
Commissions and Sales Receivable, Net	5,553	6,820
Inventory	324	324
Prepaid Expenses and Other Current Assets	-	30

TOTAL CURRENT ASSETS	5,877	7,174

FIXED ASSETS
Telephone and Office Equipment	202,652	202,652
Vehicle	11,634	11,634

Less: Accumulated Depreciation	(214,286)	(214,286)

Net Fixed Assets	-	-

TOTAL ASSETS	$ 5,877	$ 7,174

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts Payable	$ 190,588	$ 183,763
Accrued Expenses	-	1,186
Bank Overdraft	2,166	1,433
Notes Payable Related Party	119,214	74,080

TOTAL CURRENT LIABILITIES	311,968	260,462

TOTAL LIABILITIES	311,968	260,462

STOCKHOLDERS' DEFICIT
Common Stock, .0001 par value 100,000,000 shares authorized,	4,963	4,963
49,632,222 shares issued and outstanding at June 30, 2008 and December 31, 2007
Additional Paid in Capital	501,474	501,474
Accumulated Deficit	(812,528)	(759,725)

TOTAL STOCKHOLDERS' DEFICIT	(306,091)	(253,288)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 5,877	$ 7,174

The accompanying notes are an integral part of these financial statements.

{A0054457.DOC}

NB TELECOM, INC.
STATEMENT OF OPERATIONS

	(Unaudited)		(Unaudited)
	For the Three		For the Nine
	Months Ended		Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
SALES
Commissions	$ -	$ 10	$ -	$ 6,080
Coin Collections	951	1,032	1,591	5,161
Dial Around	1,011	7,965	8,705	14,708
Equipment Sales	-	-	-	-
Service and Repair Sales	7,560	9,335	25,803	27,714
Total Sales	9,522	18,342	36,099	53,663

COST OF SALES
Telecommunications Costs	10,329	13,465	22,423	44,245
Depreciation	-	-	-	9,342
Repairs and Service Supplies	-	-	155	-
Travel	-	-	808	-
Total Cost of Sales	10,329	13,465	23,386	53,587

Gross Profit	(807)	4,877	12,713	76

The accompanying notes are an integral part of these financial statements.

{A0054457.DOC}

NB TELECOM, INC.
STATEMENT OF OPERATIONS
(Continued)

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	For the Three	For the Three	For the Nine	For the Nine
	Months Ended	Months Ended	Months Ended	Months Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
OPERATING EXPENSES
Payroll Wages and Taxes	$ -	$ 4,639	$ 1,763	$ 19,792
Telephone	2,583	(296)	2,583	(296)
Vehicle Expenses	-	-	-	2,063
Rent	-	-	30	593
Professional Fees	4,475	15,975	32,241	43,810
Office Expense	356	1,596	1,201	4,233
Computer Repair Expense	92	-	92	-
Total Operating Expenses	7,506	21,914	37,910	70,195

Total Operating Loss	(8,313)	(17,037)	(25,197)	(70,119)

OTHER INCOME (EXPENSE)
Gain on Sale of Equipment	-	-	-	6,160
Bad Debt Expense	-	(448)	-	(448)
Other Expense	-	(286)	-	(286)
Interest Expense	(13,805)	(5,565)	(27,606)	(17,692)
Total Other Income (Expense)	(13,805)	(6,299)	(27,606)	(12,266)

NET LOSS BEFORE TAXES	(22,118)	(23,336)	(52,803)	(82,385)

TAXES	-	44	-	691

NET LOSS	$ (22,118)	$ (23,380)	$ (52,803)	$ (83,076)

Net Loss per Common Share	$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)

Weighted Common Shares Outstanding	49,632,222	49,632,222	49,632,222	49,632,222

The accompanying notes are an integral part of these financial statements.

{A0054457.DOC}

NB TELECOM, INC.
STATEMENT OF CASH FLOWS

	(Unaudited)
	For the Nine
	Months Ended
	September 30,
	2008	2007

Cash Flows From Operating Activities:
Net Loss	$ (52,803)	$ (83,076)
Adjustments to reconcile net loss to net
cash provided (used) by operating activities:
Depreciation Expense	-	9,342
(Gain) Loss on Sale of Equipment	-	(6,160)
(Increase) Decrease in Commission Receivables	1,267	(11,485)
(Increase) Decrease in Prepaid and Other Current Assets	30	202
(Increase) Decrease in Inventory	-	(324)
Increase (Decrease) in Accounts Payable	6,825	30,765
Increase (Decrease) in Accrued Expenses	(1,186)	(255)
Increase (Decrease) in Related Party Payable	-	12,002
Net cash used in operating activities	(45,867)	(48,989)
Cash Flows From Investing Activities:
Proceeds from Sale of Equipment	-	6,160
Net cash provided by investing activities	-	6,160
Cash Flows From Financing Activities:

Proceeds from Bank Overdraft	733	6,625
Proceeds from Related Party Notes	45,134	36,204
Payments on Notes Payable	-	-

Net cash provided by financing activities	45,867	42,829

Net Increase (Decrease) in cash	-	-

Cash - Beginning of Period	-	-

Cash - End of Period	$ -	$ -

Supplemental Disclosures of Cash Flow Information:
Cash Paid During The Period For:
Interest	$ (27,606)	$ (17,692)
Income Taxes	$ -	$ 691

The accompanying notes are an integral part of these financial statements.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.

  Nature of Business and Summary of Significant Accounting Policies

Organization

NB Telecom, Inc. (the “Company”) was originally incorporated as NB Payphones Ltd. under the laws of the state of Pennsylvania on November 16, 1999. On December 27, 2005 we migrated our state of organization to the state of Nevada and effective March 23, 2006, our name changed to NB Telecom, Inc.

Nature of Business

NB Telecom, Inc. is currently a provider of both privately owned and company owned payphones (COCOT’s) and stations in Pennsylvania. The Company receives revenues from the collection of the payphone coinage, a portion of usage of service from each payphone and a percentage of long distance calls placed from each payphone from the telecommunications service providers. In addition, the Company also receives revenues from the service and repair of privately owned payphones, sales of payphone units and the sales of prepaid phone cards.

Nature of Operations and Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplates the Company as a going concern.  However, the Company has a retained deficit of approximately $813,000.  The company has a current ratio of .018 for the period ended September 30, 2008 and has a deficit in stockholders’ equity.   The Company’s ability to continue as a going concern is dependent upon obtaining the additional capital as well as additional revenue to be successful in its planned activity.  The Company is actively pursuing alternative financing and has had discussions with various third parties, although no firm commitments have been obtained.  In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.  Management believes that actions presently being taken to revise the Company’s operating and financial requirements provide them with the opportunity to continue as a going concern.

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a “going concern”.  While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the “going concern” assumption used in preparing these financial statements, there can be no assurance that these actions will be successful.

If the Company were unable to continue as a “going concern”, then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses, and the balance sheet classifications used.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.

  Nature of Business and Summary of Significant Accounting Policies (Continued)

Interim Reporting

The unaudited financial statements as of September 30, 2008 and 2007 and for the three and nine months then ended, reflect in the opinion of management, all adjustments (which include only nominal recurring adjustments) necessary to fairly state the financial position and results of operations for the three and nine months ended. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Summary of Significant Accounting Policies

This summary of accounting policies for NB Telecom, Inc. is presented to assist in understanding the Company's financial statements.  The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Management Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk

The Company’s payphones are located primarily in Pennsylvania and usage of those phones may be affected by economic conditions in those areas.  The company has experienced about a 30% drop in revenue’s, due to increased competition from other payphone providers and increase usage of wireless communications.

The Company maintains cash balances with a financial institution insured by the Federal Deposit Insurance Corporation up to $100,000. There are no uninsured balances at September 30, 2008 and December 31, 2007.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents for purposes of classification in the balance sheets and statement of cash flows. Cash and Cash equivalents consists of cash in bank (checking) accounts.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.

  Nature of Business and Summary of Significant Accounting Policies (Continued)

Allowance for Doubtful Accounts

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when the determination is made.

Fixed Assets and Depreciation

Fixed assets are stated at cost. Depreciation is calculated on a straight-line basis over the useful lives of the related assets, which range from five to seven years.

Financial Instruments

The Company’s financial assets and liabilities consist of cash, accounts receivable, inventory, and accounts payable. Except as otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values due to the sort-term maturities of these instruments.

Income Taxes

Income taxes are accounted for in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. Under SFAS No. 109, deferred income taxes are recognized using the asset and liability method by applying tax rates to cumulative temporary differences based on when and how they are expected to affect the tax return. Deferred tax assets and liabilities are adjusted for income tax rate changes.

Reclassification

Certain reclassification have been made in the 2007 financial statements to conform to the September 30, 2008 presentation.

Net (Loss) per Common Share

Net loss per common share has been calculated by taking the net loss for the current period and dividing by the weighted average shares outstanding at the end of the period.  There were no common equivalent shares outstanding at September 30, 2008 and 2007.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.

 Nature of Business and Summary of Significant Accounting Policies (Continued)

Revenue Recognition

The Company derives its primary revenue from the sources described below, which includes dial around revenues, coin collections, and telephone equipment repairs and sales. Other revenues generated by the company include, phone card sales, and commissions.

Dial around revenues are generated from calls to gain access to a different long distance carrier than is already programmed into the phone.  GAAP (SAB No. 101) requires the Company to recognize revenue when earned. In the past, we were recording the revenue when the money was wire deposited into our account. We are now recording a monthly accrual and adjusting the revenue to actual on a quarterly basis. The revenue is estimated monthly, based on prior quarter’s actual receipts. We use prior quarter receipts as estimates because there has not been a significant change to total payphones in the previous few quarters. Also, historical figures have shown the revenue earned is not far different than estimates made.  Revenues on commissions, phone card sales, and telephone equipment repairs and sales are realized when the services are provided.

Stock-Based Compensation

Effective January 1, 2006, the company adopted the provisions of SFAS No. 123 (R) requiring employee equity awards to be accounted for under the fair value method. Accordingly, share-based compensation is measured at grant date, based on the fair value of the award. Prior to June 1, 2006, the company accounted for awards granted to employees under its equity incentive plans under the intrinsic value method prescribed by Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and related interpretations, and provided the required pro forma disclosures prescribed by SFAS No. 123, “Accounting for Stock-Based Compensation” (SFAS No. 123), as amended. No stock options were granted to employees during the years ended December 31, 2006, and 2005 and accordingly, no compensation expense was recognized under APB No. 25 for the years ended December 31, 2007, and 2006. In addition, no compensation expense is recognized under provisions of SFAS No. 123 (R) with respect to employees as no stock options where granted to employees.

Under the modified prospective method of adoption for SFAS No. 123 (R), the compensation cost recognized by the company beginning on June 1, 2006 includes (a) compensation cost for all equity incentive awards granted prior to, but not vested as of June 1, 2006, based on the grant-dated fair value estimated in accordance with the original provisions of SFAS No. 123, and (b) compensation cost for all equity incentive awards granted subsequent to June 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No, 123 (R). The company uses the straight-line attribution method to recognize share-based compensation costs over the service period of the award. Upon exercise, cancellation, forfeiture, or expiration of stock options, or upon vesting or forfeiture of restricted stock units, deferred tax assets for options and restricted stock units with multiple vesting dates are eliminated for each vesting period on a first-in, first-out basis as if each vesting period was a separate award.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.

  Nature of Business and Summary of Significant Accounting Policies (Continued)

To calculate the excess tax benefits available for use in offsetting future tax shortfalls as of the dated of implementation, the company followed the alternative transition method discussed in FASB Staff Position No. 123 (R)-3.  During the periods ended December 31, 2006 and 2005, no stock options were granted to non-employees. Accordingly, no stock-based compensation expense was recognized for new stock option grants in the Statement of Operations and Comprehensive Loss at September 30, 2008.

Recent Accounting Standards

In February 2007, the FASB issued SFAS no, 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”).  SFAS 159 provides companies with an option to report selected financials assets and liabilities at fair value.  The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently.  Generally accepted accounting principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings.  The FASB has indicated it believes that SFAS 159 helps to mitigate this type of accounting-induced volatility by enabling companies to report related assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting.  SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities.  SFAS 159 does not eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS 157 and SFA No. 107, “Disclosures about Fair Value of Financial Instruments.”  SFAS 159 is effective for the Company as of the beginning of fiscal year 2008.  The adoption of this pronouncement is not expected to have an impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued No. 160, “Noncontrolling Interests in Financial Statements, an amendment of ARB No. 51" (“SFAS 160").  SFAS 160 amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  This Statement is effective for fiscal years beginning on or after December 15, 2008.  Early adoption is not permitted. Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1.

  Nature of Business and Summary of Significant Accounting Policies (Continued)

In December 2007, the FASB issued No. 141(R),  “Business Combinations” (“SFAS 141(R)”.  SFAS 141(R) provides companies with principles and requirements on how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree as well as the recognition and measurement of goodwill acquired in a business combination. SFAS 141(R) also requires certain disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. Acquisition costs associated with the business combination will generally be expensed as incurred. SFAS 141(R) is effective for business combinations occurring in fiscal years beginning after December 15, 2008, which will require the Company to adopt these provisions for business combinations occurring in fiscal 2009 and thereafter. Early adoption of SFAS 141(R) is not permitted.  Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

In March 2008, the FASB issued No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133.  (“SFAS 161”).  SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities and thereby improves the transparency of financial reporting.  This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption.  Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

Note 2.  Inventory

Inventory is valued at the lower of cost, determined on the first-in, first-out basis (FIFO), or market value. Inventory consists of the following:

	September 30, 2008	December 31, 2007
Parts and Accessories	$ 324	$ 324

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 3.  Uncertain Tax Provisions

Effective January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The adoption of the provisions of FIN 48 did not have a material impact on the company’s financial position and results of operations. At January 1, 2007, the company had no liability for unrecognized tax benefits and no accrual for the payment of related interest.

Interest costs related to unrecognized tax benefits are classified as “Interest expense, net” in the accompanying statements of operations. Penalties, if any, would be recognized as a component of “Selling, general and administrative expenses”. The Company recognized $0 of interest expense related to unrecognized tax benefits during 2007.  In many cases the company’s uncertain tax positions are related to tax years that remain subject to examination by relevant tax authorities.

With few exceptions, the company is generally no longer subject to U.S. federal, state, local or non-U.S. income tax examinations by tax authorities for years before 2004. The following describes the open tax years, by major tax jurisdiction, as of January 1, 2007:

United States (a)	2004– Present

(a) Includes federal as well as state or similar local jurisdictions, as applicable.

Note 4.  Commissions and Sales Receivable

Commissions and Sales Receivable consists of the following:

	September 30, 2008	December 31, 2007
Commissions Receivable	$ 3,600	$ 5,607
Sales Receivable	1,953	1,213
	$ 5,553	$ 6,820

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 5.  Related Party Note

The Company has a note payable to Craig Burton, Secretary of the Company.  This note is payable on demand and carries an interest rate of 10%.  The outstanding principal on the note was $5,000 as of September 30, 2008 and December 31, 2007.  The accrued interest was $1,630 and $1,153 as of September 30, 2008 and December 31, 2007, respectively.

The Company has a note payable with a relative of Joseph Passalaqua.  This note is due on demand and carries an interest rate of 10%. The outstanding principal on the note was $5,000 as of September 30, 2008 and December 31, 2007.  The accrued interest was $1,630 and $1,153 as of September 30, 2008 and December 31, 2007, respectively.

The Company has note payables with Joseph Passalaqua.  These notes carry a principal balance of approximately $95,465 and $57,200 at September 30, 2008 and December 31, 2007, respectively and are due on demand carrying interest ranging from 10% to 18%.  The accrued interest was $10,489 and $4,574 as of September 30, 2008 and December 31, 2007, respectively.

Note 6.  Commitments

As of September 30, 2008, all activities of the Company have been conducted by corporate officers from either Companies Parents business offices.  Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

Note 7.  Major Dial Around Compensation Providers (Commissions)

During 2008, the Company received approximately 95% of total dial around from two providers.  The loss of these providers would adversely impact the business of the Company.

{A0054457.DOC}

NB TELECOM, INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 8.  Income Taxes

As of December 31, 2007, the Company had a net operating loss carry forward for income tax reporting purposes of approximately $397,997 that may be offset against future taxable income through 2025.  Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs.  Therefore, the amount available to offset future taxable income may be limited.  No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused.  Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

	2007	2006
Net Operating Loss	135,319	183,124
Valuation Allowance	(135,319)	(183,124)
	-	-

The provision for income taxes differs from the amount computed using the federal US statutory income tax rate as follows:

	2007	2006
Provision (Benefit) at US Statutory Rate	(37,509)	(62,262)
Other Differences	(10,296)	(246)
Increase (Decrease) in Valuation Allowance	47,805	62,508
	-	-

The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and causes a change in management's judgment about the recoverability of deferred tax assets, the impact of the change on the valuation is reflected in current income.

Note 9.  Common Stock Transactions

The spin off from USIP was effective August 24, 2007 which resulted in 49,632,222 shares being issued at $.0001 per share.  This change has been accounted for retro actively.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

-:-

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ REPORT

DECEMBER 31, 2007

{A0054457.DOC}

ROBISON, HILL & CO.	Certified Public Accountants
A PROFESSIONAL CORPORATION
BRENT M. DAVIES, CPA
DAVID O. SEAL, CPA
W. DALE WESTENSKOW, CPA
BARRY D. LOVELESS, CPA
STEPHEN M. HALLEY, CPA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Sotech, Inc.

(A Development Stage Company)

We have audited the accompanying balance sheets of Sotech, Inc. (a development stage company) as of December 31, 2007, and 2006, and the related statements of operations, and cash flows for the years ended December 31, 2007, and 2006, and the cumulative since September 8, 2003 (inception) to December 31, 2007, and the statement of stockholder’s equity since September 8, 2003 (inception) to December 31, 2007.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sotech, Inc. (a development stage company) as of December 31, 2007, and 2006 and the results of its operations and its cash flows for the years ended December 31, 2007, and 2006 and the cumulative since September 8, 2003 (inception) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred net losses of approximately $17,000, has a liquidity problem and has no revenues, which raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Robison, Hill & Co.

              Certified Public Accountants

Salt Lake City, Utah

March 31, 2008

MEMBERS OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
MEMBERS OF THE SEC PRACTICE SECTION and THE PRIVATE COMPANIES PRACTICE SECTION

1366 East Murray-Holladay Road, Salt Lake City, Utah 84117-5050

{A0054457.DOC}

SOTECH, INC.
(A Development Stage Company)
BALANCE SHEETS

	December 31,	December 31,
	2007	2006
ASSETS
Current Assets:
Cash	$ 14	$ 3,418

Total Current Assets	$ 14	$ 3,418

LIABILITIES & EQUITY
Current Liabilities:
Accounts Payable	$ 7,764	$ 250
Related Party Payable	50	50
Interest Payable	13	8

Total Current Liabilities	7,827	308

Total Liabilities	7,827	308

Stockholder's Equity
Preferred Stock, par value $.0001,
Authorized 10,000,000 shares, Issued 0 shares at
December 31, 2007	-	-
Common Stock, par value $.0001,
Authorized 100,000,000 shares, Issued 10,720,000 shares at
December 31, 2007	1,072	1,072
Additional Paid-In Capital	8,118	8,118
Deficit Accumulated During the Development Stage	(17,003)	(6,080)

Total Stockholder's Equity	(7,813)	3,110

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 14	$ 3,418

The accompanying notes are an integral part of these financial statements

{A0054457.DOC}

SOTECH, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS

			Cumulative
			Since
	For the Year Ended		September 8,
	December 31,		2003
	2007	2006	(Inception)

Revenues:	$ -	$ -	$ -

Expenses:
Accounting Fees	7,000	1,733	12,033
Bookkeeping Fees	1,969	549	2,518
General and Administrative	1,937	34	2,167
Legal Fees	-	-	250

Total Operating Expenses	10,906	2,316	16,968

Interest Expense	5	5	13

Net Loss Before Taxes	(10,911)	$ (2,321)	(16,981)

Income Tax	12	10	22

Net Loss	$ (10,923)	$ (2,331)	$ (17,003)

Basic & Diluted Loss per Share	$ (0.00)	$ (0.00)

Weighted Average Shares
Outstanding	10,720,000	10,720,000

The accompanying notes are an integral part of these financial statements

{A0054457.DOC}

SOTECH, INC.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY
				Deficit
				Accumulated
				Since	Total
				September 8,	Stockholders'
	Common Stock		Paid in	2003	Equity
	Shares	Par Value	Capital	(Inception)	Deficiency

Balance at September 8, 2003 (Inception)	-	$ -	$ -	$ -	$ -
Net Loss	-	-	-	-	-
Balance at December 31, 2003	-	-	-	-	-
Net Loss	-	-	-	-	-
Balance at December 31, 2004	-	-	-	-	-
May 11, 2005, Shares Issued for Cash at .01 per share	50,000	5	495	-	500
May 27, 2005, Shares Issued for Cash at .0001 per share	900,000	90	-	-	90
June 14, 2005, Shares Issued for Cash at .0001 per share	6,000,000	600	-	-	600
June 22, 2005, Shares Issued for Cash at .01 per share	450,000	45	4,455	-	4,500
June 23, 2005, Shares Issued for Cash at .01 per share	100,000	10	990	-	1,000
July 11, 2005, Shares Issued for Cash at .0001 per share	2,80,000	280	-	-	280
July 13, 2005, Shares Issued for Cash at .0001 per share	200,000	20	-	-	20

July 27, 2005, Shares Issued for Cash at .01 per share	220,000	22	2,178	-	2,200
Net Loss	-	-	-	(3,749)	(3,749)
Balance at December 31, 2005	10,720,000	1,072	8,118	(3,749)	5,441
Net Loss	-	-	-	(2,331)	(2,331)
Balance at December 31, 2006	10,720,000	1,072	8,118	(6,080)	3,110
Net Loss	-	-	-	(10,923)	(10,923)

Balance at December 31, 2007	10,720,000	$ 1,072	$ 8,118	$ (17,003)	(7,813)

The accompanying notes are an integral part of these financial statements

{A0054457.DOC}

SOTECH, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
			Cumulative
			since
	For the Years Ended		September 8,
	December 31,		2003
	2007	2006	(Inception)
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss	$ (10,923)	$ (2,331)	$ (17,003)
Changes in Operating Assets and Liabilities
Increase (Decrease) in Accounts Payable	7,514	-	7,764
Increase (Decrease) in Accrued Interest	5	5	13

Net Cash Used in Operating Activities	(3,404)	(2,326)	(9,226)

CASH FLOWS FROM INVESTING
ACTIVITIES

Net Cash Provided by Investing Activities	-	-	-

CASH FLOWS FROM FINANCING
ACTIVITIES:
Proceeds from Related Party Payable	-	-	50
Proceeds from Sale of Common Stock	-	-	9,190

Net Cash Provided by Financing Activities	-	-	9,240
Net (Decrease) Increase in Cash	(3,404)	(2,326)	14
Cash at Beginning of Period	3,418	5,744	-

Cash at End of Period	$ 14	$ 3,418	$ 14
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$ -	$ -	$ -
Franchise Taxes	$ 12	$ 10	$ 22

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
None
The accompanying notes are an integral part of these financial statements

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of accounting policies for SoTech, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements.  The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Operations and Going Concern

The accompanying financial statements have been prepared on the basis of accounting principles applicable to a “going concern”, which assume that SoTech, Inc. (hereto referred to as the “Company”) will continue in operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Several conditions and events cast doubt about the Company’s ability to continue as a “going concern.”  The Company has incurred net losses of approximately $ 17,000 for the period from September 8, 2003 (inception) to December 31, 2007, has no revenues and requires additional financing in order to finance its business activities on an ongoing basis.  The Company’s future capital requirements will depend on numerous factors including, but not limited to, continued progress in finding a merger candidate and the pursuit of business opportunities. The Company is actively pursuing alternative financing and has had discussions with various third parties, although no firm commitments have been obtained.  In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.  Management believes that actions presently being taken to revise the Company’s operating and financial requirements provide them with the opportunity to continue as a “going concern”

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a “going concern”.  While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the “going concern” assumption used in preparing these financial statements, there can be no assurance that these actions will be successful.  If the Company were unable to continue as a “going concern,” then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses, and the balance sheet classifications used.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Organization and Basis of Presentation

The Company was incorporated under the laws of the State of Georgia on September 8, 2003 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition, or other business combination with a domestic or foreign private business.  Since September 8, 2003, the Company is in the development stage, and has not commenced planned principal operations.  The Company has a December 31 year end.

Nature of Business

The Company has no products or services as of December 31, 2007.  The Company was organized as a vehicle to seek merger or acquisition candidates.  The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Financial Instruments

The Company’s financial assets and liabilities consist of cash, inventory, accounts receivable, property and equipment, and accounts payable. Except as otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values due to the sort-term maturities of these instruments.

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No.109, “Accounting for Income Taxes.”  SFAS No.109 requires recognition of deferred income tax assets and liabilities for the expected future income tax consequences, based on enacted tax laws, of temporary differences between the financial reporting and tax bases of assets and liabilities.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents to the extent the funds are not being held for investment purposes.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.  The Company had cash and cash equivalents of $14 and $3,418 as of December 31, 2007 and 2006 all of which was fully covered by federal depository insurance.

Pervasiveness of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Loss per Share

Basic loss per share has been computed by dividing the loss for the period applicable to the common stockholders by the weighted average number of common shares outstanding during the years.  There were no common equivalent shares outstanding during the years ended December 31, 2007 and 2006.

Stock-Based Compensation

Effective June 1, 2006, the company adopted the provisions of SFAS No. 123 (R) requiring employee equity awards to be accounted for under the fair value method. Accordingly, share-based compensation is measured at grant date, based on the fair value of the award. Prior to June 1, 2006, the company accounted for awards granted to employees under its equity incentive plans under the intrinsic value method prescribed by Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and related interpretations, and provided the required pro forma disclosures prescribed by SFAS No. 123, “Accounting for Stock-Based Compensation” (SFAS No. 123), as amended. No stock options were granted to employees during the years ended December 31, 2007, and 2006 and accordingly, no compensation expense was recognized under APB No. 25 for the years ended December 31, 2007, and 2006. In addition, no compensation expense is required to be recognized under provisions of SFAS No. 123 (R) with respect to employees.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation (Continued)

Under the modified prospective method of adoption for SFAS No. 123 (R), the compensation cost recognized by the company beginning on June 1, 2006 includes (a) compensation cost for all equity incentive awards granted prior to, but not vested as of June 1, 2006, based on the grant-dated fair value estimated in accordance with the original provisions of SFAS No. 123, and (b) compensation cost for all equity incentive awards granted subsequent to June 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No, 123 (R). The company uses the straight-line attribution method to recognize share-based compensation costs over the service period of the award. Upon exercise, cancellation, forfeiture, or expiration of stock options, or upon vesting or forfeiture of restricted stock units, deferred tax assets for options and restricted stock units with multiple vesting dates are eliminated for each vesting period on a first-in, first-out basis as if each vesting period was a separate award. To calculate the excess tax benefits available for use in offsetting future tax shortfalls as of the dated of implementation, the company followed the alternative transition method discussed in FASB Staff Position No. 123 (R)-3.  During the periods ended December 31, 2007 and 2006, no stock options were granted to non-employees. Accordingly, no stock-based compensation expense was recognized for new stock option grants in the Statement of Operations and Comprehensive Loss at December 31, 2007 and 2006.

Recent Accounting Standards

In February 2007, the FASB issued SFAS no, 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”).  SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value.  The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently.  Generally accepted accounting principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. The FASB has indicated it believes that SFAS 159 helps to mitigate this type of accounting-induced volatility by enabling companies to report related assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting.  SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities.  SFAS 159 does not eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS 157 and SFA No. 107, “Disclosures about Fair Value of Financial Instruments.”  SFAS 159 is effective for the Company as of the beginning of fiscal year 2008.  The adoption of this pronouncement is not expected to have an impact on the Company’s financial position, results of operations or cash flows.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

 (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Standards (Continued)

In December 2007, the FASB issued No. 160, “Noncontrolling Interests in Financial Statements, an amendment of ARB No. 51" (“SFAS 160”).  SFAS 160 amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  This Statement is effective for fiscal years beginning on or after December 15, 2008.  Early adoption is not permitted. Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

In December 2007, the FASB issued No. 141(R),  “Business Combinations” (“SFAS 141(R)”.  SFAS 141(R) provides companies with principles and requirements on how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree as well as the recognition and measurement of goodwill acquired in a business combination. SFAS 141(R) also requires certain disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. Acquisition costs associated with the business combination will generally be expensed as incurred. SFAS 141(R) is effective for business combinations occurring in fiscal years beginning after December 15, 2008, which will require the Company to adopt these provisions for business combinations occurring in fiscal 2009 and thereafter. Early adoption of SFAS 141(R) is not permitted.  Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

In March 2008, the FASB issued No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133.  (“SFAS 161”).  SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities and thereby improves the transparency of financial reporting.  This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption.  Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 2 - INCOME TAXES

As of December 31, 2007, the Company had a net operating loss carry forward for income tax reporting purposes of approximately $17,002 that may be offset against future taxable income through 2025.  Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs.  Therefore, the amount available to offset future taxable income may be limited.  No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused.  Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

	2007	2006
Net Operating Losses	$ 2,550	$ 912
Valuation Allowance	(2,550)	(912)
	$ -	$ -

The provision for income taxes differs from the amount computed using the federal US statutory income tax rate as follows:

	2007	2006
Provision (Benefit) at US Statutory Rate	$ 1,638	$ 350
Increase (Decrease) in Valuation Allowance	(1,638)	(350)
	$ - -	$ -

The Company evaluates its valuation allowance requirements based on projected future operations.  When circumstances change and causes a change in management's judgment about the recoverability of deferred tax assets, the impact of the change on the valuation is reflected in current income

NOTE 3 – UNCERTAIN TAX POSITIONS

Effective January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The adoption of the provisions of FIN 48 did not have a material impact on the company’s condensed consolidated financial position and results of operations. At January 1, 2007, the company had no liability for unrecognized tax benefits and no accrual for the payment of related interest.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 3 – UNCERTAIN TAX POSITIONS (Continued)

Interest costs related to unrecognized tax benefits are classified as “Interest expense, net” in the accompanying consolidated statements of operations. Penalties, if any, would be recognized as a component of “Selling, general and administrative expenses”. The Company recognized $0 of interest expense related to unrecognized tax benefits during, 2007.  In many cases the company’s uncertain tax positions are related to tax years that remain subject to examination by relevant tax authorities.

With few exceptions, the company is generally no longer subject to U.S. federal, state, local or non-U.S. income tax examinations by tax authorities for years before 2004. The following describes the open tax years, by major tax jurisdiction, as of January 1, 2007:

United States (a)	2004 – Present

(a) Includes federal as well as state or similar local jurisdictions, as applicable.

NOTE 4 - DEVELOPMENT STAGE COMPANY

The Company has not begun principal operations and as is common with a development stage company, the Company will have recurring losses during its development stage.  The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.  In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 5 - COMMITMENTS

As of December 31, 2007, all activities of the Company have been conducted by corporate officers from either their homes or business offices.  Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 6 – RELATED PARTY TRANACTIONS

An Officer of the Company, Joseph Passalaqua, has advanced the Company $50 in order to open a bank account in the name of the Company.  The note accrues simple interest at a rate of 10% annually and is payable on demand.  As of December 31, 2007 and 2006 the Company owed $50, and $50 related to this note, and had accrued $13 and $8 respectively in simple interest.

NOTE 7 – COMMON STOCK TRANSACTIONS

On May 11, 2005, the Company issued 50,000 shares of common stock for cash at .01 per share.

On May 27, 2005, the Company issued 900,000 shares of common stock for cash at .0001 per share.

On June 14, 2005, the Company issued 6,000,000 shares of common stock for cash at .0001 per share.

On June 22, 2005, the Company issued 450,000 shares of common stock for cash at .01 per share.

On June 23, 2005, the Company issued 100,000 shares of common stock for cash at .01 per share.

On July 11, 2005, the Company issued 2,800,000 shares of common stock for cash at .0001 per share.

On July 13, 2005, the Company issued 200,000 shares of common stock for cash at .0001 per share.

On July 27, 2005, the Company issued 220,000 shares of common stock for cash at .01 per share.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

-:-

FINANCIAL STATEMENTS

(Unaudited)

SEPTEMBER 30, 2008

{A0054457.DOC}

SOTECH, INC.
(A Development Stage Company)
BALANCE SHEETS

	(Unaudited)
	September 30,	December 31,
	2008	2007
ASSETS
Current Assets:
Cash	$ 2	$ 14

Total Current Assets	2	14

LIABILITIES & EQUITY
Current Liabilities:
Accounts Payable	4,597	7,291
Interest Payable	496	13
Related Party Accounts Payable	2,398	473
Shareholder Loans	7,050	50

Total Current Liabilities	14,541	7,827

Total Liabilities	14,541	7,827

Stockholder's Equity
Preferred Stock, par value $.0001,
Authorized 10,000,000 shares, Issued 0 shares at
September 30, 2008 and December 31, 2007	-	-
Common Stock, par value $.0001,
Authorized 100,000,000 shares, Issued 10,720,000 shares at
September 30, 2008 and December 31, 2007	1,072	1,072
Additional Paid-In Capital	8,118	8,118
Deficit Accumulated During the Development Stage	(23,729)	(17,003)

Total Stockholder's Equity	(14,539)	(7,813)

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 2	$ 14

The accompanying notes are an integral part of these financial statements

{A0054457.DOC}

SOTECH, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
(Unaudited)

					Cumulative
					Since
	For the Three Months Ended		For the Nine Months Ended		September 8,
	September 30,		September 30,		2003
	2008	2007	2008	2007	(Inception)

Revenues:	$ -	$ -	$ -	$ -	$ -

Expenses:
Accounting Fees	-	-	4,080	-	16,113
Bookkeeping Fees	438	410	1,926	1,497	4,443
General and Administrative	183	1,519	237	1,614	2,405
Legal Fees	-	-	-	-	250

Total Operating Expenses	621	1,929	6,243	3,111	23,211

Interest Expense	177	1	483	4	496

Net Loss Before Taxes	(798)	(1,930)	(6,726)	(3,115)	(23,707)

Income Tax	-	-	-	-	22

Net Income (Loss)	$ (798)	$ (1,930)	$ (6,726)	$ (3,115)	$ (23,729)

Basic & Diluted Loss per Share	$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)

Weighted Average Shares
Outstanding	10,720,000	10,720,000	10,720,000	10,720,000

The accompanying notes are an integral part of these financial statements

{A0054457.DOC}

SOTECH, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
(Unaudited)
			Cumulative
			since
	For the Nine Months Ended		September 8,
	September		2003
	2008	2007	(Inception)
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss	$ (6,726)	$ (3,115)	$ (23,729)
Decrease (Increase) in Accounts Payable	(2,694)	-	4,597
Increase (Decrease) in Related Party Accounts Payable	1,925	53	2,398
Increase (Decrease) in Accrued Interest	483	4	496

Net Cash Used in Operating Activities	(7,012)	(3,058)	(16,238)

CASH FLOWS FROM INVESTING
ACTIVITIES
Net Cash Provided by Investing Activities	-	-	-
CASH FLOWS FROM FINANCING
ACTIVITIES:
Proceeds from Shareholder Loan	7,000	-	7,050
Proceeds from Sale of Common Stock	-	-	9,190

Net Cash Provided by Financing Activities	7,000	-	16,240

Net (Decrease) Increase in Cash	(12)	(3,058)	2
Cash at Beginning of Period	14	3,418	-

Cash at End of Period	$ 2	$ 360	$ 2

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$ -	$ -	$ -
Franchise Taxes	$ -	$ -	$ 22

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
None

The accompanying notes are an integral part of these financial statements

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of accounting policies for SoTech, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements.  The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Financial Statements

The unaudited financial statements as of September 30, 2008 and the nine months then ended, reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of the operations for all three months.  Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Nature of Operations and Going Concern

The accompanying financial statements have been prepared on the basis of accounting principles applicable to a “going concern”, which assume that SoTech, Inc. (hereto referred to as the “Company”) will continue in operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Several conditions and events cast doubt about the Company’s ability to continue as a “going concern.”  The Company has incurred net losses of approximately $ 23,729 for the period from September 8, 2003 (inception) to September 30, 2008, has no revenues and requires additional financing in order to finance its business activities on an ongoing basis.  The Company’s future capital requirements will depend on numerous factors including, but not limited to, continued progress in finding a merger candidate and the pursuit of business opportunities.  The Company is actively pursuing alternative financing and has had discussions with various third parties, although no firm commitments have been obtained.  In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.  Management believes that actions presently being taken to revise the Company’s operating and financial requirements provide them with the opportunity to continue as a “going concern”

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a “going concern”.  While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the “going concern” assumption used in preparing these financial statements, there can be no assurance that these actions will be successful.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Nature of Operations and Going Concern (Continued)

If the Company were unable to continue as a “going concern,” then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses, and the balance sheet classifications used.

Organization and Basis of Presentation

The Company was incorporated under the laws of the State of Georgia on September 8, 2003 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition, or other business combination with a domestic or foreign private business.  Since September 8, 2003, the Company is in the development stage, and has not commenced planned principal operations.  The Company has a December 31 year end.

Nature of Business

The Company has no products or services as of September 30, 2008.  The Company was organized as a vehicle to seek merger or acquisition candidates.  The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Financial Instruments

The Company’s financial assets and liabilities consist of cash, inventory, accounts receivable, property and equipment, and accounts payable.  Except as otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.  The fair values of these financial instruments approximate their carrying values due to the sort-term maturities of these instruments.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents to the extent the funds are not being held for investment purposes.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.  The Company had cash and cash equivalents of $2 and $14 for the nine months ended September 30, 2008 and the year ended December 31, 2007, respectively, all of which was fully covered by federal depository insurance.

Pervasiveness of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Loss per Share

Basic loss per share has been computed by dividing the loss for the period applicable to the common stockholders by the weighted average number of common shares outstanding during the years.  There were no common equivalent shares outstanding during the nine months ended September 30, 2008 and September 30, 2007.

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No.109, “Accounting for Income Taxes.”  SFAS No.109 requires recognition of deferred income tax assets and liabilities for the expected future income tax consequences, based on enacted tax laws, of temporary differences between the financial reporting and tax bases of assets and liabilities.

Reclassification

Certain reclassifications have been made in the 2007 financial statements to conform to the September 30, 2008 presentation.

{A0054457.DOC}

SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Standards

In February 2007, the FASB issued SFAS no, 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”).  SFAS 159 provides companies with an option to report selected financials assets and liabilities at fair value.  The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently.  Generally accepted accounting principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings.

The FASB has indicated it believes that SFAS 159 helps to mitigate this type of accounting-induced volatility by enabling companies to report related assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting.  SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities.  SFAS 159 does not eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS 157 and SFA No. 107, “Disclosures about Fair Value of Financial Instruments.”  SFAS 159 is effective for the Company as of the beginning of fiscal year 2008.  The adoption of this pronouncement did not have an impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued No. 160, “Noncontrolling Interests in Financial Statements, an amendment of ARB No. 51” (“SFAS 160”).  SFAS 160 amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  This Statement is effective for fiscal years beginning on or after December 15, 2008.  Early adoption is not permitted.  Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

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SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

 (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Standards (Continued)

In December 2007, the FASB issued No. 141(R), “Business Combinations” (“SFAS 141(R)”.  SFAS 141(R) provides companies with principles and requirements on how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree as well as the recognition and measurement of goodwill acquired in a business combination. SFAS 141(R) also requires certain disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  Acquisition costs associated with the business combination will generally be expensed as incurred. SFAS 141(R) is effective for business combinations occurring in fiscal years beginning after December 15, 2008, which will require the Company to adopt these provisions for business combinations occurring in fiscal 2009 and thereafter.  Early adoption of SFAS 141(R) is not permitted.  Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

In March 2008, the FASB issued No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133.  (“SFAS 161”).  SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities and thereby improves the transparency of financial reporting.  This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption.  Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

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SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 2 - DEVELOPMENT STAGE COMPANY

The Company has not begun principal operations and as is common with a development stage company, the Company will have recurring losses during its development stage.  The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.  In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 3 - COMMITMENTS

As of September 30, 2008, all activities of the Company have been conducted by corporate officers from either their homes or business offices.  Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 4 – RELATED PARTY TRANACTIONS

An Officer of the Company, Joseph Passalaqua, has advanced the Company $50 in order to open a bank account in the name of the Company.  The note accrues simple interest at a rate of 10% annually and is payable on demand.  As of September 30, 2008 the Company owed $50, related to this note, and it has accrued $17 in simple interest.

A Shareholder of the Company, Oxford Financial Group, has advanced the Company $7,000.  The note accrues simple interest at a rate of 10% annually and is payable upon demand.  As of September 30, 2008 the Company owed $7,000, related to this note, and it has accrued $479 in simple interest.

As of September 30, 2008, the Company currently has a Related Party Accounts Payable of $2,398 due to Lyboldt-Daly, Inc. for bookkeeping expenses.  Joseph Passalaqua, an officer of the Company is President and Sole Director of Lyboldt-Daly, Inc.

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SOTECH, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 5 – COMMON STOCK TRANSACTIONS

On May 11, 2005, the Company issued 50,000 shares of common stock for cash at .01 per share.

On May 27, 2005, the Company issued 900,000 shares of common stock for cash at .0001 per share.

On June 14, 2005, the Company issued 6,000,000 shares of common stock for cash at .0001 per share.

On June 22, 2005, the Company issued 450,000 shares of common stock for cash at .01 per share.

On June 23, 2005, the Company issued 100,000 shares of common stock for cash at .01 per share.

On July 11, 2005, the Company issued 2,800,000 shares of common stock for cash at .0001 per share.

On July 13, 2005, the Company issued 200,000 shares of common stock for cash at .0001 per share.

On July 27, 2005, the Company issued 220,000 shares of common stock for cash at .01 per share.

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FINANCIAL STATEMENTS

(PRO FORMA)

(Unaudited)

SEPTEMBER 30, 2008

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On December 24, 2008, SoTech, Inc. a Nevada corporation (“SoTech”) entered into an asset assignment agreement with NB Telecom, Inc., a Nevada corporation (“NB”).  Pursuant to the agreement, SoTech acquired all the assets of NB’s payphone business, effective January 7, 2009, in consideration for the assumption of certain liabilities.

The following unaudited pro forma condensed combined financial statements are based on the September 30, 2008 unaudited historical financial statements of SoTech and NB contained elsewhere herein, giving effect to the transaction under the acquisition method of accounting, with SoTech treated as the acquiring entity.  The unaudited pro forma condensed combined balance sheet presenting the financial position of the combined entity assumes the acquisition occurred on September 30, 2008.  The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007 presents the results of operations of the combined entity, assuming the acquisition was completed on January 1, 2007.  The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2008 presents the results of operations of the combined entity, assuming the acquisition was completed on January 1, 2008.

The unaudited pro forma condensed combined financial statements have been prepared by management of SoTech based on the financial statements included elsewhere herein.  The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change.  These pro forma statements may not be indicative of the results that would actually have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.  These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both SoTech and NB (including the notes thereto) included in this Form 8-K.  See "FINANCIAL STATEMENTS."

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Unaudited Pro Forma Condensed Combined Balance Sheet
September 30,2008

	SoTech	NB Telecom	Adjustments		Total
ASSETS
CURRENT ASSETS
Cash	$ 2	$ -	$ 943		$ 945
Commissions and Sales Receivable, Net	-	5,553	5,199		10,752
Inventory	-	324	(324)		-

TOTAL CURRENT ASSETS	2	5,877	5,818		11,697

FIXED ASSETS
Telephone and Office Equipment	-	202,652	(198,332)	A	4,320
Intangible Assets	-	-	33,887	B	33,887
Vehicle	-	11,634	(11,634)	A	-

Less: Accumulated Depreciation	-	(214,286)	214,286		-

Net Fixed Assets	-	-	38,207		38,207

TOTAL ASSETS	$ 2	$ 5,877	$ 44,025		$ 49,904

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts Payable and Accrued Liabilities	7,491	192,754	(142,852)	A	57,393
Notes Payable Related Party	7,050	119,214	(119,214)	A	7,050

TOTAL CURRENT LIABILITIES	14,541	311,968	(262,066)		64,443

TOTAL LIABILITIES	14,541	311,968	(262,066)		64,443

STOCKHOLDERS' DEFICIT
Common Stock	1,072	4,963	(4,963)	C	1,072
Additional Paid in Capital	8,118	501,474	(501,474)	C	8,118
Accumulated Deficit	(23,729)	(812,528)	812,528	C	(23,729)

TOTAL STOCKHOLDERS' DEFICIT	(14,539)	(306,091)	306,091		(14,539)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 2	$ 5,877	$ 44,025		$ 49,904

See accompanying notes to unaudited pro forma condensed combined financial statements.

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Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2007

	SoTech	NB Telecom	Adjustments	Total
SALES
Commissions	$ -	$ 6,591	-	$ 6,591
Coin Collections	-	7,916	-	7,916
Dial Around	-	19,808	-	19,808
Service and Repair Sales	-	36,976	-	36,976
Total Sales	-	71,291	-	71,291

COST OF SALES
Telecommunications Costs	-	54,228	-	54,228
Repairs and Service Supplies	-	9,342	-	9,342
Total Cost of Sales	-	63,570	-	63,570

Gross Profit	-	7,721	-	7,721

OPERATING EXPENSES
Director Compensation	-	300	(300)	-
Licenses	-	100	-	100
Office Expense	511	5,691	-	6,202
Payroll Wages And Taxes	-	25,542	-	25,542
Professional Fees	8,969	62,753	(62,753)	8,969
Rent	-	983	-	983
Telephone	1,144	-	-	1,144
Travel And Entertainment	282	232	-	514
Vehicle Expense	-	2,283	(2,283)	-
Total Operating Expenses	10,906	97,884	(65,336)	43,454

Total Operating Loss	(10,906)	(90,163)	65,336	(35,733)

OTHER INCOME (EXPENSE)
Gain (loss) On Sale Of Equipment	-	6,160	(6,160)	-
Bad Debt Expense	-	(2,398)	-	(2,398)
Interest Expense	(5)	(23,185)	23,185	(5)
Total Other Income (Expense)	(5)	(19,423)	17,025	(2,403)

Net Loss Before Taxes	(10,911)	(109,586)	82,361	(38,136)
				-
Federal Tax	(12)	(735)	735	(12)

NET LOSS	$ (10,923)	$ (110,321)	$ 83,096	$ (38,148)

Net Loss Per Common Share	$ (0.00)	$ (0.00)		$ (0.00)

Weighted Common Shares Outstanding	10,720,000	49,632,222		10,720,000

See accompanying notes to unaudited pro forma condensed combined financial statements.

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Unaudited Pro Forma Condensed Combined Statement of Operations
For the Nine Months Ended September 30, 2008

	SoTech	NB Telecom	Adjustments		Total
SALES
Coin Collections	$ -	$ 1,591	$ -		$ 1,591
Dial Around	-	8,705	-		8,705
Service and Repair Sales	-	25,803	-		25,803
Total Sales	-	36,099	-		36,099

COST OF SALES
Telecommunications Costs	-	22,423	-		22,423
Repairs and Service Supplies	-	155	-		155
Total Cost of Sales	-	22,578	-		22,578

Gross Profit	-	13,521	-		13,521

OPERATING EXPENSES
Office Expense	237	1,201	-		1,438
Payroll Wages And Taxes	-	1,763	-		1,763
Professional Fees	6,006	32,241	(32,241)	D	6,006
Rent	-	30	-		30
Telephone	-	2,583	-		2,583
Travel And Entertainment	-	808	-		808
Computer Repair Expense	-	92	-		92
Total Operating Expenses	6,243	38,718	(32,241)		12,720

Total Operating Loss	(6,243)	(25,197)	32,241		801

OTHER INCOME (EXPENSE)
Interest Expense	(483)	(27,606)	27,606	D	(483)

NET INCOME (LOSS)	$ (6,726)	$ (52,803)	$ 59,847		$ 318

Net Loss Per Common Share	$ (0.00)	$ (0.00)			$ 0.00

Weighted Common Shares Outstanding	10,720,000	49,632,222			10,720,000

See accompanying notes to unaudited pro forma condensed combined financial statements.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)

General

In the acquisition, SoTech will acquire all assets and assume liabilities that make up NB’s business of providing both privately owned and company owned payphones in Pennsylvania. This business is comprised of revenues received from the collection of the payphone coinage, a portion of usage of service from each payphone and a percentage of long distance calls placed from each payphone from the telecommunications service providers.  In addition, the business also receives revenues from the service and repair of privately owned payphones, sales of payphone units and the sales of prepaid phone cards.

(2)

Pro Forma Adjustments

The pro forma adjustments require management to make assumptions about estimated fair values of the assets acquired and liabilities assumed and about the applicability and recurring nature of past expenses to the business acquired.  As such, the pro forma adjustments discussed below are subject to change in the event additional or new information becomes available.

The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2008, are described below:

(A) Record acquisition of assets and liabilities at estimated fair value, and adjust for certain of those assets and liabilities not acquired.

(B) Record acquisition of goodwill and other intangible assets at estimated fair value.

(C) Remove the common stock, additional paid in capital and accumulated deficit of NB that are not part of the acquisition.

The adjustments to the accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2007 and for the nine months ended September 30, 2008 are described below:

(D) Remove income and expense items of NB that are not of recurring nature and/or not related to the payphone business acquired.

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